Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Entity Name	Jurisdiction of Incorporation
BAM DLR Mumbai Private Limited	India
Digital Crete 1 IKE	Greece
Digital Data Centres Ghana Ltd.	Ghana
PT Digital Realty MMS Indonesia	Indonesia
Digital CR Singapore 4 Pte. Ltd.	Singapore
Digital CR Singapore 5 Pte. Ltd.	Singapore
BAM DLR Kolkata Private Limited	India
Digital Titan Services SA Pty Ltd	South Africa
Digital-Mivne JV, LP	Israel
Digital Indonesia Investor Pte. Ltd.	Singapore
DGA Centennial Holding, LLC	Delaware
DGA Centennial, LLC	Delaware
Digital Netherlands Investor B.V.	Netherlands
Digital Alma Road, L.P.	Delaware
Digital Sixth 2, LLC	Delaware
Digital Garland Ferris, L.P,	Delaware
Digital Garland Campbell, L.P.	Delaware
Digital Texas GP, LLC	Delaware
Digital San Jacinto, L.P.	Delaware
Digital Israel Holding B.V.	Netherlands
BAM DLR Network Services Private Limited	India
Digital Services Korea Ltd.	Korea, South
Digital-Mivne G.P. Ltd.	Israel
PT Digital Realty Indonesia	Indonesia
MDC TRS Company Limited	Nigeria
Digital Schweiz Real Estate 4 GmbH	Switzerland
Digital Dugny SAS	France
Digital Titan Holding B.V.	Netherlands
Digital Netherlands Holding B.V.	Netherlands
Digital Realty Consulting Shanghai Limited	China
Digital Titan Pty Ltd.	South Africa
Digital Lafayette 2, LLC	Delaware
Digital Nash, LLC	Delaware
Digital Space Park, LLC	Delaware
Digital Walsh 1, LLC	Delaware
Digital Walsh 2, LLC	Delaware
Digital Winona, LLC	Delaware
Digital CR US REIT, Inc.	Maryland
Digital Lafayette 2 JV, LLC	Delaware
Digital Nash JV, LLC	Delaware
Digital Porpoise JV, LLC	Delaware
Digital Quill JV, LLC	Delaware
Digital Space Park JV, LLC	Delaware
Digital Stoughton JV, LLC	Delaware
Digital Walsh 1 JV, LLC	Delaware
Digital Walsh 2 JV, LLC	Delaware
Digital Winona JV, LLC	Delaware
Digital CR Singapore 1 Pte. Ltd.	Singapore
Digital CR Singapore 2 Pte. Ltd.	Singapore
Digital CR Singapore 3 Pte. Ltd.	Singapore
Digital Core REIT	Singapore

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Digital CR Singapore Investor, LLC	Delaware
Digital CR US Employer, LLC	Delaware
Digital Devin Shafron B, LLC	Delaware
Digital Devin Shafron D, LLC	Delaware
Digital Investments EMEA, LLC	Delaware
Digital Jubilee, LLC	Delaware
BAM DLR Chennai Private Limited	India
BAM DLR Data Center Services Private Limited	India
Digital DSE Investor, LLC	Delaware
Digital DSE Manager, LLC	Delaware
DIgital-ME DSE Venture, LLC	Delaware
DIgital-ME Devin Shafron E, LLC	Delaware
Digital Barcelona RE 1 S.L.U.	Spain
Digital CR Singapore Holding, LLC	Delaware
Digital Core REIT Management Pte. Ltd.	Singapore
Digital China, LLC	Delaware
Digital Seoul 2 Ltd.	Korea, South
Ascenty Colombia S.A.S.	Colombia
Digital WL 3214, LLC	Delaware
Digital WL 9505-7891, LLC	Delaware
Medallion Data Centres Limited	Nigeria
PT Digital Jakarta One	Indonesia
Digital India, LLC	Delaware
Digital Nova Investor, LLC	Delaware
Digital Nova Manager, LLC	Delaware
Nova DC Fee Owner GP, LLC	Delaware
Nova DC Fee Owner, L.P.	Delaware
Nova DC Ventures, L.P.	Delaware
Nova DC Holdings GP LLC	Delaware
Nova DC Holdings, L.P.	Delaware
Nova DC Mezz Owner GP, LLC	Delaware
Nova DC Mezz Owner, L.P.	Delaware
Nova DC TRS, L.L.C.	Delaware
Digital Fullerton, LLC	Delaware
Mercury Holdings SG Pte. Ltd.	Singapore
Mercury India SG FDI Pte. Ltd.	Singapore
Mercury India SG FPI Pte. Ltd.	Singapore
Icolo Mozambique, Limitada	Mozambique
Nova DC Funding GP, LLC	Delaware
Nova DC Funding , L.P.	Delaware
Digital Front, LLC	Delaware
Digital Porpoise, LLC	Delaware
Digital 1231 Comstock, LLC	Delaware
Ascenty Cayman Holding Ltd	Cayman Islands
Digital Indonesia Holding Pte. Ltd.	Singapore
Ascenty Holding Brasil S.A.	Brazil
Digital Africa JV B.V.	Netherlands
Digital Horsley Park, LLC	Delaware
Digital Osaka 5 TMK	Japan
InterXion Real Estate Limited	Kenya
Digital HK Kin Chuen Ltd.	Hong Kong
Digital Hong Kong, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Digital Les Ulis SNC	France
Digital Les Ulis Holding SAS	France
Digital Tokyo 2 TMK	Japan
Ascenty Mexico, S. de R.L. de C.V.	Mexico
Digital WBX 2, LLC	Delaware
Ascenty Latam Holding Ltd	United Kingdom (England and Wales)
InterXion II B.V.	Netherlands
Digital Dutch Finco B.V.	Netherlands
InterXion Real Estate XXIV S.r.L.	Italy
InterXion Real Estate XXIII ApS	Denmark
Blue Sling ACC 2, LLC	Delaware
Blue Sling ACC 9, LLC	Delaware
Blue Sling ACC 10, LLC	Delaware
Blue Sling Ventures, LLC	Delaware
Digital Sling Investor, LLC	Delaware
InterXion Real Estate XXI GmbH	Switzerland
InterXion Real Estate XXII B.V.	Netherlands
Digital Erskine Park 4, LLC	Delaware
InterXion Real Estate XX SAS	France
Digital Realty Korea Ltd.	Korea, South
Digital Netherlands 13 B.V.	Netherlands
Digital Frankfurt 2 B.V.	Netherlands
Digital Seoul No. 1 PIA Professional Investors Private Real Estate Investment LLC	Korea, South
InterXion Real Estate XIX GmbH	Austria
Digital Tokyo 1 TMK	Japan
Digital Korea, LLC	Delaware
Stellar JV, LP	Ontario
Stellar Canada Holding, LLC	Maryland
Stellar JV GP, LLC	Delaware
Digital Relocation Drive, LLC	Delaware
TDE Investments Proprietary Limited	South Africa
Digital WL 1968, LLC	Delaware
Digital Filigree, LLC	Delaware
InterXion Real Estate XVIII B.V.	Netherlands
Digital WL 5459, LLC	Delaware
Digital WL 5628, LLC	Delaware
Digital WL 2834, LLC	Delaware
Digital WL 0419, LLC	Delaware
Digital WL 2322, LLC	Delaware
Digital Western Lands, LLC	Delaware
Digital Osaka 4 TMK	Japan
Digital Stellar Newco, LLC	Delaware
Ascenty U.S. Holding, LLC	Delaware
2020 Fifth Holdings LLC	Delaware
Digital Erskine Park 3, LLC	Delaware
Digital Stellar Holding, LLC	Maryland
Digital Stellar Sub, LLC	Maryland
Digital Lafayette, LLC	Delaware
Digital Intrepid Holding B.V.	Netherlands
Digital InterXion Holding, LLC	Delaware
Digital Second Manassas 2, LLC	Delaware
Digital Sterling Premier, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

InterXion Real Estate XV S.L.U.	Spain
InterXion Real Estate XVI B.V.	Netherlands
InterXion Real Estate XVII ApS	Denmark
Digital Realty Canada, Inc.	British Columbia
InterXion Real Estate XIV B.V.	Netherlands
InterXion Real Estate XIII B.V.	Netherlands
Digital Lakeside 3, LLC	Delaware
MC Digital Realty Inc.	Japan
Digital Northlake, LLC	Delaware
Digital Walsh Holding, LLC	Delaware
651 Walsh Partners, LLC	Delaware
Digital Osaka 3 TMK	Japan
Digital MP, LLC	Delaware
Penguins OP Sub 2, LLC	Maryland
Digital Second Manassas, LLC	Delaware
Telx Boston, LLC	Delaware
Hawk Ventures LLC	Delaware
Digital Realty Holdings US, LLC	Delaware
Digital Osaka 2 TMK	Japan
Digital Grand Avenue 3, LLC	Delaware
Telx Grand Avenue, LLC	Delaware
Ascenty Chile SpA	Chile
DFT Canada LP LLC	Delaware
DFT Moose GP LLC	Delaware
Digital Realty Netherlands B.V.	Netherlands
Digital Realty Germany GmbH	Germany
Telx Richardson, LLC	Delaware
InterXion Real Estate XII B.V.	Netherlands
Digital Loudoun IV, LLC	Delaware
Digital UK Finco, LLC	Delaware
Digital Hoofddorp 2 B.V.	Netherlands
Digital Germany Cheetah GmbH	Germany
Digital Lakeside 2, LLC	Delaware
Digital Netherlands 11 B.V.	Netherlands
Digital Garland, LLC	Delaware
Digital Grand Avenue 2, LLC	Delaware
Telx Atlanta 2, LLC	Delaware
Telx Ashburn, LLC	Delaware
Digital Netherlands 12 B.V.	Netherlands
Digital London Limited	United Kingdom (England and Wales)
Fawn Ventures LLC	Delaware
Digital Frankfurt GmbH	Germany
InterXion Participation 1 B.V.	Netherlands
Digital Greenfield B.V.	Netherlands
Digital Germany Holding, LLC	Delaware
Sovereign House Jersey Limited	Jersey
InterXion Real Estate XXV SAS	France
Digital Euro Finco, LLC	Delaware
Digital Loudoun 3, LLC	Delaware
Dipper Ventures LLC	Delaware
Digital Investments Holding, LLC	Delaware
Digital Euro Finco, L.P.	United Kingdom (Scotland)

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Icolo Ltd. (Kenya)	Kenya
Digital Euro Finco Partner Limited	British Virgin Islands
Digital Euro Finco GP, LLC	Delaware
Digital Deer Park 3, LLC	Delaware
Digital Singapore 2 Pte. Ltd.	Singapore
Catena Vanda AB	Sweden
Spring Investco 2014 (RF) Proprietary Limited	South Africa
Viridi Data Paris 2 SAS	France
Digital Crawley 3 Limited	Jersey
InterXion Real Estate XI SARL	France
Digital Sierra Insurance Limited	Texas
InterXion Real Estate IX B.V.	Belgium
InterXion Real Estate VIII GmbH	Switzerland
Digital Crawley 2 Limited	Jersey
Devin Shafron E and F Land Condominium Owners Association, Inc.	Virginia
Loudoun Exchange Owners Association, Inc.	Virginia
InterXion Real Estate X B.V.	Netherlands
Digital Realty Core Properties 1 Investor, LLC	Delaware
Digital Realty Core Properties 1 Manager, LLC	Delaware
Digital-PR Venture, LLC	Delaware
Digital-PR Beaumeade Circle, LLC	Delaware
Digital-PR Devin Shafron E, LLC	Delaware
Digital-PR Dorothy, LLC	Delaware
Digital-PR FAA, LLC	Delaware
Digital-PR Mason King Court, LLC	Delaware
Digital-PR Old Ironsides 1, LLC	Delaware
Digital-PR Old Ironsides 2, LLC	Delaware
Digital-PR Toyama, LLC	Delaware
Digital-PR Zanker, LLC	Delaware
Digital Australia Finco Pty Ltd	Australia
Cosmic Ventures LLC	Delaware
Ascenty Data Centers e Telecomunicoes S.A.	Brazil
InterXion Real Estate VII GmbH	Austria
Digital Osaka 1 TMK	Japan
Telx - New York 6th Ave LLC	Delaware
Digital Japan Holding Pte. Ltd.	Singapore
Digital Japan 2 Pte. Ltd.	Singapore
Digital Japan 1 Pte. Ltd.	Singapore
InterXion Real Estate VI ApS	Denmark
InterXion Real Estate V B.V.	Netherlands
Digital Realty Trust, LLC	Delaware
Digital Japan Investment Management GK	Japan
Digital Japan, LLC	Delaware
Digital Hoofddorp B.V.	Netherlands
Digital Gough, LLC	Delaware
Digital Macquarie Park, LLC	Delaware
Telx - Clifton-I, LLC	Delaware
Digital Totowa, LLC	Delaware
Beaver Ventures LLC	Delaware
Digital Towerview, LLC	Delaware
Digital Savvis Management Subsidiary Limited	Hong Kong
Digital Cabot, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Digital Stout Holding, LLC	Delaware
Digital Commerce Boulevard, LLC	Delaware
Digital Norwood Park 2, LLC	Delaware
Digital Akard, LLC	Delaware
NAP Africa Exchange Proprietary Limited	South Africa
Digital HK JV Holding Limited	British Virgin Islands
Digital Services Hong Kong Limited	Hong Kong
Digital Savvis HK Holding 1 Limited	British Virgin Islands
Digital Savvis HK JV Limited	British Virgin Islands
Digital Grand Avenue, LLC	Delaware
Digital Lewisville, LLC	Delaware
InterXion Real Estate IV B.V.	Netherlands
Digital Savvis Investment Management HK Limited	Hong Kong
InterXion Real Estate II SARL	France
InterXion Real Estate III SARL	France
Digital Doug Davis, LLC	Delaware
2020 Fifth Avenue LLC	Delaware
Digital 2020 Fifth Avenue Investor, LLC	Delaware
Moran Road Partners, LLC	Delaware
Digital Deer Park 2, LLC	Delaware
Digital Erskine Park 2, LLC	Delaware
Digital 3825 NW Aloclek Place, LLC	Delaware
Alshain Ventures LLC	Delaware
Digital Realty Datafirm 2, LLC	Delaware
Digital Moran Holdings, LLC	Delaware
Digital Federal Systems, LLC	Delaware
Digital Australia Investment Management Pty Limited	Australia
Digital Loudoun Parkway Center North, LLC	Delaware
InterXion France SAS	France
InterXion Croatia LLC	Croatia
Digital Realty Datafirm, LLC	Delaware
Digital Singapore Jurong East Pte. Ltd.	Singapore
Digital Realty Mauritius Holdings Limited	Mauritius
Digital BH 800 Holdco, LLC	Delaware
Digital BH 800 M, LLC	Delaware
Digital BH 800, LLC	Delaware
DLR 800 Central, LLC	Delaware
Telx - Portland, LLC	Delaware
Digital 2121 South Price, LLC	Delaware
Digital 2260 East El Segundo, LLC	Delaware
Digital 365 Main, LLC	Delaware
Digital 720 2nd, LLC	Delaware
Digital Lafayette Chantilly, LLC	Delaware
Digital Alfred, LLC	Delaware
Digital Investment Management Pte. Ltd.	Singapore
Digital Singapore 1 Pte. Ltd.	Singapore
Digital Asia, LLC	Delaware
InterXion Operational B.V.	Netherlands
InterXion Real Estate I B.V.	Netherlands
Digital 1725 Comstock, LLC	Delaware
InterXion Real Estate Holding B.V.	Netherlands
Digital Realty Management France SARL	France

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Digital 60 & 80 Merritt, LLC	Delaware
Digital 128 First Avenue, LLC	Delaware
Digital 55 Middlesex, LLC	Delaware
Digital 1350 Duane, LLC	Delaware
Storm ICT Outsourcing S.A.	Greece
Digital Realty Management Services, LLC	Delaware
Collins Technology Park Partners, LLC	Delaware
Digital Loudoun II, LLC	Delaware
Digital Realty Property Manager, LLC	Delaware
1550 Space Park Partners, LLC	Delaware
Teraco Properties Proprietary Limited	South Africa
Digital Collins Technology Park Investor, LLC	Delaware
Telx - Clifton, LLC	Delaware
Digital Luxembourg III Limited	Jersey
Digital 1201 Comstock, LLC	Delaware
Digital 717 GP, LLC	Delaware
Digital 717 Leonard, L.P.	Texas
Digital 717 LP, LLC	Delaware
InterXion Science Park B.V.	Netherlands
Digital Crawley 1 Limited	Jersey
Digital Netherlands VIII B.V.	Netherlands
DLR LLC	Maryland
telx - New York, LLC	Delaware
Icolo Ltd (Mauritius)	Mauritius
Digital 1550 Space Park, LLC	Delaware
DF Property Manangement LLC	Delaware
Sentrum IV Limited	British Virgin Islands
DuPont Fabros Technology, L.P.	Maryland
Medicor d.o.o	Croatia
Xeres Management LLC	Delaware
Xeres Ventures LP	Delaware
Fox Properties LLC	Delaware
2001 Sixth Holdings LLC	Delaware
2001 Sixth LLC	Delaware
Quill Equity LLC	Delaware
Yak Ventures LLC	Delaware
Digital Realty (Redhill) Limited	Jersey
Teraco Data Environments Proprietary Limited	South Africa
Tarantula Ventures LLC	Delaware
Sentrum III Limited	British Virgin Islands
Telx New York 111 8th, LLC	Delaware
Digital Ashburn CS, LLC	Delaware
Digital Realty (Management Company) Limited	Ireland
Digital Connect, LLC	Delaware
Telx - Charlotte, LLC	Delaware
Telx - Chicago Federal, LLC	Delaware
Telx - Chicago Lakeside, LLC	Delaware
Telx - Dallas, LLC	Delaware
Telx - Los Angeles, LLC	Delaware
Telx - Miami, LLC	Delaware
Telx - Phoenix, LLC	Delaware
Telx - San Francisco, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Telx - Santa Clara, LLC	Delaware
Telx - Weehawken, LLC	Delaware
2045-2055 LaFayette Street, LLC	Delaware
Digital Netherlands IV Holdings B.V.	Netherlands
Digital Netherlands VII B.V.	Netherlands
Digital Sixth & Virginia, LLC	Delaware
Moose Ventures LP	Delaware
1100 Space Park LLC	Delaware
1100 Space Park Holding Company LLC	Delaware
Digital 89th Place, LLC	Delaware
Digital Netherlands IV B.V.	Netherlands
Sentrum Holdings Limited	British Virgin Islands
2334 Lundy Holding Company LLC	Delaware
2334 Lundy LLC	Delaware
Digital Chelsea, LLC	Delaware
Waspar Limited	Ireland
Digital Services Phoenix, LLC	Delaware
Digital Phoenix Van Buren, LLC	Delaware
Digital Realty (UK) Limited	United Kingdom (England and Wales)
Digital Greenspoint, L.P.	Texas
Digital Greenspoint, LLC	Delaware
DRT Greenspoint, LLC	Delaware
Sixth & Virginia Holdings, LLC	Delaware
Digital Aquila, LLC	Delaware
Digital Toronto Nominee, Inc.	British Columbia
Grizzly Ventures LLC	Delaware
1525 Comstock Partners, LLC	California
Digital Piscataway, LLC	Delaware
Digital Netherlands III (Dublin) B.V.	Netherlands
Ashburn Corporate Center Phase I Unit Owners Association	Virginia
Great Westerford Holdings Proprietary Limited	South Africa
Digital Realty (Blanchardstown) Limited	Ireland
Digital Midway, L.P.	Texas